UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2025

ATAI LIFE SCIENCES N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prof. J.H. Bavincklaan 7
1183 AT Amstelveen
The Netherlands
(Address of principal executive offices) (Zip Code)

+31 20 793 2536
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 16, 2025, ATAI Life Sciences N.V. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, as representative of the underwriters (the “underwriters”) in connection with the issuance and sale by the Company in a public offering (the “Offering”) of 23,725,000 common shares of the Company, nominal value €0.10 per share (the “common shares”), at a public offering price of $5.48 per share, less underwriting discounts and commissions.  The common shares were offered pursuant to a registration statement on Form S-3 (File No. 333-290592), which became effective automatically upon filing with the Securities and Exchange Commission (the “SEC”) on September 29, 2025, as well as a prospectus supplement thereto.

Under the terms of the Underwriting Agreement, the Company also granted the underwriters an option exercisable for 30 days to purchase up to an additional 3,558,750 common shares from the Company at the public offering price, less underwriting discounts and commissions.  The closing of the Offering is expected to occur on or about October 20, 2025, subject to the satisfaction of customary closing conditions.

The Company estimates the net proceeds from the Offering of its common shares will be approximately $121.2 million, or approximately $139.4 million if the underwriters’ option to purchase additional common shares is exercised in full, in each case after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company.  The Company intends to use the net proceeds of the Offering of common shares, together with its existing cash, cash equivalents and short-term investments, to advance the clinical development of its product candidates and programs, as well as for working capital and general corporate purposes. The Company estimates that its cash, short-term securities and public equity holdings will be sufficient to fund its operating expenses into 2028. The Company may need additional funds to complete the Phase 3 study of BPL-003. The Company has based this estimate on assumptions that may prove to be incorrect, and the Company could use its available capital resources sooner than it currently expects.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, and indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

NautaDutilh N.V., Dutch counsel to the Company, has issued an opinion to the Company, dated October 17, 2025, regarding the validity of the common shares to be issued and sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

Certain Preliminary Financial Results as of September 30, 2025

Although the Company has not finalized its full financial results for the three months ended September 30, 2025, the Company expects to report that it had approximately $114.6 million in cash, cash equivalents and short-term investments as of September 30, 2025.

The information above is based on preliminary unaudited information and estimates for the three months ended September 30, 2025, is not a comprehensive statement of the Company’s financial results for this period, and is subject to change pending completion of the Company’s financial closing procedures, final adjustments, completion of the review of the Company’s financial statements, including the execution of the Company’s internal control over financial reporting, and other developments that may arise between now and the time the review of the Company’s financial statements is completed or the subsequent occurrence or identification of events prior to the formal issuance of the third quarter financial results. This preliminary estimate may change and the change may be material. The Company’s expectation with respect to its cash, cash equivalents and short-term investments at September 30, 2025 is based upon management estimates and is the responsibility of management. Neither the Company’s independent registered public accounting firm nor any other independent auditor has conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, these preliminary estimates. The Company’s actual results for the three months ended September 30, 2025, will not be available until after the expected closing of the Offering is completed.

Item 7.01.	Regulation FD Disclosure.

On October 16, 2025, the Company issued a press release regarding the pricing of the Offering described in 1.01 above. A copy of the press release is furnished as Exhibit 99.1 herewith.

The information contained under Item 7.01 of this Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and the negative of these terms and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements contained in this Current Report other than statements of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and include statements regarding the Company’s estimated cash, cash equivalents and short-term investments as of September 30, 2025, expected proceeds from the Offering, the expected use of proceeds, the grant of the option to purchase additional shares, the closing of the transaction and the Company’s ability to fund its operating expenses on the timelines presented herein. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from its expectations expressed or implied by the forward-looking statements, including the completion of the Company’s financial closing procedures, final adjustments, completion of the review of the Company’s financial statements, including the execution of the Company’s internal control over financial reporting, and other developments that may arise between now and the time the review of the Company’s financial statements is completed or the subsequent occurrence or identification of events prior to the formal issuance of the third quarter financial results, as well as the factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 17, 2025, and as any such factors may be updated from time to time in its other filings with the SEC. Any forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this Current Report on Form 8-K or to conform these statements to actual results or revised expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 16, 2025, between the Company and Jefferies LLC, as representative of the underwriters.
5.1	Opinion of NautaDutilh N.V.
23.1	Consent of NautaDutilh N.V. (included in Exhibit 5.1).
99.1*	Press Release, titled “atai Life Sciences Announces Pricing of Public Offering of Common Shares,” dated October 16, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document).
*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date:	October 17, 2025	By:	/s/ Srinivas Rao
		Name:	Srinivas Rao
		Title:	Chief Executive Officer